                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 33-86642
                                                and 811-8874




                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT FOUR
                   SUPPLEMENT TO THE ANCHOR ADVISOR PROSPECTUS
                           (V-1648-PRO AND V-1732-PRO)
                                DATED MAY 1, 2003
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The following language is added as the second sentence of the paragraph under the section entitled DOLLAR COST AVERAGING FIXED ACCOUNTS ("DCAFA"):

The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your instructions to us or your current allocation on file.

The following language is added at the end of the second paragraph under the section entitled DOLLAR COST AVERAGING PROGRAM:

The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation on file.

The following replaces the sub-section entitled DISTRIBUTION OF THE CONTRACT under the section entitled OTHER INFORMATION:

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 3% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES, above.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


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PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

The "OTHER REVENUE" paragraph in the EXPENSES section is deleted.

The following replaces the paragraph under the heading entitled LEGAL PROCEEDINGS under the section entitled OTHER INFORMATION:

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets nor are they material with respect to the Separate Account, with the exception of a purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.


Date: June 4, 2004



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